UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2015

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

Genesis Energy, L.P. (“Genesis”) is filing the exhibits in Item 9.01 of this Current Report on Form 8-K in connection with the issuance and sale by Genesis and Genesis Energy Finance Corporation of $750,000,000 aggregate principal amount of 6.75% Senior Notes due 2022 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (the “Guarantees” and, together with the Notes, the “Securities”). The Securities have been registered under the Securities Act of 1933, as amended, pursuant to Genesis’ effective Registration Statement on Form S-3 (Registration No. 333-203259), as amended, as supplemented by the Prospectus Supplement dated July 16, 2015, relating to the offering of the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the specified Securities.

5.2	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of McDavid, Noblin & West LLP (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.3).

23.4	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: July 23, 2015	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the specified Securities.

5.2	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of McDavid, Noblin & West LLP (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.3).

23.4	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).